UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2007
Date of Report (Date of earliest event reported)

i-LEVEL MEDIA GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	000-52069	98-0466350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 5B - 98 Liu He Road, Shanghai, PRC	200001
(Address of principal executive offices)	(Zip Code)

+8621 5301 8935
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on August 6, 2007, the Board of Directors of i-level Media Group Incorporated (the "Company") accepted the consent of Don Chen to act as Treasurer and Chief Financial Officer of the Company. Concurrent with Mr. Chen's appointment, Ian Sullivan resigned as the Company's Treasurer and Chief Financial Officer, but remains with the Company as Secretary and as a Director.

Mr. Chen has thirteen years of corporate financial management experience. From June 2004 until his engagement by the Company, Mr. Chen was the Financial Controller of CCG, an interactive advertising company, based in Shanghai, People's Republic of China ("PRC"). From October 1999 to June 2004, Mr. Chen served as Finance Manager and Assistant to the General Manager of Brilliance Group, based in Shanghai. From April 1998 to September 1999, Mr. Chen was a Senior Financial Analyst for Dell Company (China) Co., Ltd., based in Xiamen, PRC. Prior to that, Mr. Chen was employed by Expert Computer International, Inc., based in Cerritos, California, first as an International Liaison Accountant/Financial Analyst (from August 1994 to October 1995) and subsequently as Finance Manager (from October 1995 until he left to join Dell Company). Mr. Chen has a B.A. in Finance and an M.B.A.,. both from California State University, Fullerton.

The Company has extended an initial employment contract term of three years to Mr. Chen. The Company has agreed to pay Mr. Chen a gross monthly salary of 40,000 Renmimbi (RMB, the currency of the PRC), which is equal to $5,286 per month based on the exchange rate of RMB 7.5670 : $1.00 on August 1, 2007, plus an RMB 1000 per month ($132 per month) allowance for expenses. In addition, the Company has agreed to pay Mr. Chen an annual bonus of 40,000 RMB, which shall be pro-rated during his first year of service. Upon completion of his first six months of service, Mr. Chen is eligible to receive 250,000 stock options, exercisable for a period of six years at a strike price that shall not exceed $0.45. One half of such options shall vest on the first anniversary of Mr. Chen's employment with the Company, and the remaining one half of such options shall vest on the second anniversary of his employment with the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i-LEVEL MEDIA GROUP INCORPORATED
Date: August 6, 2007	/s/ Aidan Sullivan ______________________________ By: Aidan Sullivan Title: Executive Chairman, President, Chief Executive Officer, Principal Executive Officer and a director

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